UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - December 23, 2010

VUZIX CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

75 Town Centre Drive, Rochester, New York 14623
(Address of Principal Executive Offices)	(Zip Code)

(585) 359-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement.

A.  Convertible Loan.

On December 23, 2010, Vuzix Corporation ("Vuzix ") entered into a Convertible Loan and Security Agreement dated as of December 23, 2010 ("Loan Agreement") with LC Capital Master Fund Ltd. (the "Lender") pursuant to which the Lender loaned $4,000,000 to Vuzix (the “Loan”).  The Loan is evidenced by a Convertible Promissory Note dated December 23, 2010.  The Loan bears interest at an annual rate of 12% per annum, payable semi-annually.  The principal of the Loan is payable in 24 monthly installments beginning on January 23, 2012 and is payable in full on December 23, 2014.  The Loan is initially convertible into up to 40,140,492 shares of the $.001 par value common stock (“Common Stock”) of Vuzix at a conversion price of $0.09965 per share.  Vuzix also issued to the Lender its Warrant to purchase up to 40,000,000 shares of Common Stock at an exercise price of $0.09965 per share (the “Warrant”).  The Warrant expires on December 23, 2014.  The maximum number of shares of Common Stock that the Lender can acquire upon conversion of the Note and exercise of the Warrant is 46,517,695.  All share numbers in the preceding paragraph are subject to adjustment as set forth below.

The Loan is secured by a security interest in all of the assets of Vuzix.

Vuzix received $4,000,000, less estimated transaction expenses of $160,000, as the proceeds of the Loan and the issuance of the Warrant to the Lender.   Vuzix can receive up to an additional $3,986,000 over the next three years upon exercise of the Warrant by the Lender.

The Loan Agreement, the Note and the Warrant are more fully described below.

The Lender has certain registration rights, and Vuzix has certain registration obligations, as set forth in the Loan Agreement and as further described below.

Convertible Loan and Security Agreement

Loan

Under the Loan Agreement, the Lender loaned to Vuzix, and Vuzix borrowed from the Lender, $4,000,000.

Loan Terms

Interest Rate and Payment

The Loan bears interest at a rate of 12% per annum.  Interest is payable semi-annually.

Repayment of Principal

Principal of the Loan is payable in 24 equal monthly installments of $141,666 each, with the first payment due on January 23, 2012.  A final payment of $600,000 is due on December 23, 2014.  Principal may be prepaid at any time, but the maximum amount that may be prepaid is an amount such that the unpaid principal balance of the Loan is the lesser of (a) $600,000 or (b) an amount such that the maximum number of shares that can be or have been acquired by the Lender upon conversion of the Loan and exercise of the Warrant is not less than 46, 517,695, adjusted as described below.

Conversion

The Lender may convert the principal and interest of the Loan into shares of Common Stock at any time and from time to time at the rate of $0.09965 per share of Common Stock.  The maximum number of shares into which the Loan can be converted at any time is 46,517,695 less the aggregate number of shares into which the Loan has previously been converted and for which the Warrant has previously been exercised.  The Loan Agreement contains certain other limitations on number of shares into which the Lender’s may convert the Loan at any time.

Reservation of Shares

Vuzix must at all times reserve a number of shares of Common Stock sufficient to cover the maximum number of shares of Common Stock issuable upon conversion of the Loan.

Adjustments

The number of shares or other property into which the Loan can be converted is subject to adjustment to reflect such matters as stock dividends or other distributions on equity securities in shares of Common Stock; subdivisions or combinations of the Common Stock; distributions made on shares of Common Stock; and the effect of mergers, consolidations, recapitalizations, reclassifications or other similar events.

Covenants

The Loan Agreement contains certain covenants, including covenants to maintain unrestricted cash in an amount of $500,000 or unused operating lines of an equivalent amount, to meet certain EBITDA targets for each of its calendar quarters while the Loan is outstanding and to permit the Lender to nominate two persons to Vuzix’s Board of Directors

Security

Vuzix has granted the Lender a security interest in substantially all of its property as security for the Loan.  The Lender has agreed to subordinate its security interest in accounts receivable and inventory to a security interest granted by a lender who provides Vuzix with a working capital line of credit of not less than $1,000,000 or more than $2,000,000

Vuzix and the Lender entered into a separate Intellectual Property Security Agreement that supplemented the provisions of the Loan Agreement and granted the Lender a security interest in all of Vuzix’s right, title and interest in its intellectual property.

Line of Credit Covenant

If Vuzix does not obtain a working capital line of credit on terms satisfactory to the Lender of not less than $1,000,000 nor more than $2,000,000 by March 23, 2011, then Vuzix is obligated to pay the Lender a restructuring fee of $200,000, which will be represented by a promissory note payable on December 23, 2014.   If Vuzix does not obtain such a working capital line of credit by June 23, 2011, then it is obligated to pay the Lender an additional restructuring fee of $400,000, which will be represented by a promissory note payable on December 23, 2014.  Both restructuring fee promissory notes will be convertible into shares of Common Stock on the same terms as are applicable to conversion of the Loan, except that such notes will be convertible in to shares of Common Stock at a conversion price equal to the greater of (i) the U.S. Dollar equivalent of CDN$0.10 per share and (ii) the Market Price (as defined in the Loan Agreement), on the date of issuance of such promissory notes.

Warrant

Shares Subject to Warrant

Pursuant to the Loan Agreement, the Company issued to the Lender its Warrant entitling the warrant holder to purchase up to 40,000,000 shares of Common Stock an exercise price of $0.09965 per share, subject to adjustment as provided therein.  However, the maximum number of shares for which the Warrant can be exercised at any time is 46,517,695 less the aggregate number of shares into which the Loan has previously been converted and for which the Warrant has previously been exercised.  The Warrant may be exercised until December 23, 2014.

Cashless Exercise

Subject to the rules of the TSX-Venture Exchange, in lieu of exercising the Warrant, the Lender may convert the Warrant into whole shares of Common Stock.  The number of shares into which the Warrant may be converted is determined by dividing the excess of the fair market value of the Common Stock over the exercise price of the Warrant then in effect by the fair market value of the Common Stock.  The fair market value of the Common Stock is determined as set forth in the Warrant.

Registration Rights

The Lender has the right to cause Vuzix to register the share of Common Stock issuable upon exercise of the Warrant in one (1) demand registration and one (1) or more  piggy-back registrations, subject to underwrites’ cutbacks and the rights of prior holders of piggy-back registration rights.

The terms of the Loan, the conversion price of the loan into shares of Common Stock, the terms of the Warrant and the other transactions contemplated by the Loan Agreement and the Warrant were determined through arm's-length negotiations between Vuzix and the Lender.

The Loan Agreement, the form of Note, the Intellectual Property Security Agreement and the form of Warrant have been included as exhibits 10.1, 10.2,  10. 3 and 10.4, respectively, in this Current Report on Form 8-K. Please review these documents for additional information regarding the terms of these agreements.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a)	(1) On December 23, 2010, Vuzix entered into the Loan Agreement with the Lender.

(2)           Pursuant to the Loan Agreement, the Lender loaned $4,000,000 to Vuzix (the “Loan”).  The Loan is evidenced by a Convertible Promissory Note dated December 23, 2010.  The Loan bears interest at an annual rate of 12% per annum, payable semi-annually.  The principal of the Loan is payable in 24 monthly installments beginning on January 23, 2012 and is payable in full on December 23, 2014.  Repayment of the Loan can be accelerated upon the occurrence of an Event of Default, as described in the Loan Agreement.   Events of Default include (but are not limited to) payment defaults, defaults in the observance of covenants contained in the Loan Agreement or in other agreements between Vuzix and the Lender, insolvency and certain judgments being entered against Vuzix.

(3)           The Loan is initially convertible into up to 40,140,492 shares of the $.001 par value common stock (“Common Stock”) of Vuzix at a conversion price of $0.09965 per share.  Pursuant to the Loan Agreement, Vuzix issued to the Lender its Warrant to purchase up to 40,000,000 shares of Common Stock at an exercise price of $0.09965 per share.

Reference is made to Item 1.01A of this report on Form  8-K and to the Loan Agreement for a complete statement of the terms of the Loan and to the Warrant for its terms.

SECTION 3 - SECURITES AND TRADING MARKETS

ITEM 3.02. Unregistered Sales of Equity Securities

(a)           Pursuant to the Loan Agreement, on December 23, 2010, Vuzix issued to the Lender its promissory note in the principal amount of $4,000,000, convertible into shares of Common Stock at an initial conversion price of $0.09965 per share, subject to limitation and adjustment as provided therein.  Also pursuant to the Loan Agreement, Vuzix issued to the Lender its Warrant to purchase up to 40,000,000 shares of Common Stock at an initial exercise price of $0.09965 per share, subject to limitation and adjustment as provided therein.

(b)           All of the securities specified in the preceding subparagraph (a) were sold for cash. The amount payable to Vuzix for such securities was $4,000,000. There were no commissions paid or payable with respect to such sales.  Kaufman Bros. LLC was paid a financial advisory fee of $50,000 and received warrants to purchase 1,000,000 shares of Common Stock on the same terms and conditions as the Warrants.

(c)           Exemption from registration of the securities specified in the preceding subparagraph (a) is claimed under Section 4(2) of the Securities Act of 1933, as amended (the “Act”).  Vuzix reasonably believes that the Investor has knowledge and experience in finance and business matters sufficient to evaluate the risks and merits of the investment and does not intend to resell or distribute the securities to the public.

(d)           The Loan is convertible until December 23, 2010.  The Warrant is exercisable until December 23, 2014.  The initial conversion price of the Loan and the initial exercise price of the Warrant are each $0.09965, subject to adjustment as provided in the Loan Agreement and the Warrant, respectively.

 ITEM 3.03 Material Modification to Rights of Security Holders.

The Loan Agreement requires that Vuzix maintain at all times a balance of unrestricted cash and cash equivalents (not including any cash held in any collateral account), together with undrawn availability under its working capital line, of at least $500,000, measured on a monthly basis on the last day of each month.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Exhibits

Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

10.1	Convertible Loan and Security Agreement, dated as of December 23, 2010, by and between Vuzix and the Lender.

10.2	Intellectual Property Security Agreement dated as of December 23, 2010, by and between Vuzix and the Lender.
10.3	Warrant to Purchase Stock dated December 23, 2010, issued by Vuzix to the Lender.

10.4	Convertible Promissory Note issued by Vuzix to the Lender.

99.1	Press release issued by Vuzix on December 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VUZIX CORPORATION

Date: December 30, 2010	By:	/s/ Paul Travers
Name: Paul Travers
Title: President

EXHIBIT INDEX

Exhibit Number                                           Description

10.1	Convertible Loan and Security Agreement, dated as of December 23, 2010, by and between Vuzix and the Lender.

10.2	Intellectual Property Security Agreement dated as of December 23, 2010, by and between Vuzix and the Lender.
10.3	Warrant to Purchase Stock dated December 23, 2010, issued by Vuzix to the Lender.

10.4	Convertible Promissory Note issued by Vuzix to the Lender.

99.1	Press release issued by Vuzix on December 23, 2010.